                                                                      Exhibit 24

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

KNOW ALL MEN by these presents, that BRUCE R. BERKOWITZ does hereby make, constitute and appoint Raymond Barrette and George J. Gillespie, III, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of February 2005.


                                               /s/ BRUCE R. BERKOWITZ

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

KNOW ALL MEN by these presents, that JOHN J. BYRNE does hereby make, constitute and appoint Raymond Barrette and George J. Gillespie, III, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of February 2005.


                                               /s/ JOHN J. BYRNE

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

KNOW ALL MEN by these presents, that HOWARD L. CLARK, JR. does hereby make, constitute and appoint Raymond Barrette and George J. Gillespie, III, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of February 2005.


                                               /s/ HOWARD L. CLARK, JR.

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

KNOW ALL MEN by these presents, that ROBERT P. COCHRAN does hereby make, constitute and appoint Raymond Barrette and George J. Gillespie, III, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of February 2005.


                                               /s/ ROBERT P. COCHRAN

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

KNOW ALL MEN by these presents, that STEVEN E. FASS does hereby make, constitute and appoint Raymond Barrette and George J. Gillespie, III, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of February 2005.


                                               /s/ STEVEN E. FASS

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

KNOW ALL MEN by these presents, that GEORGE J. GILLESPIE, III does hereby make, constitute and appoint Raymond Barrette and George J. Gillespie, III, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of February 2005.


                                               /s/ GEORGE J. GILLESPIE, III

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

KNOW ALL MEN by these presents, that JOHN D. GILLESPIE does hereby make, constitute and appoint Raymond Barrette and George J. Gillespie, III, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of February 2005.


                                               /s/ JOHN D. GILLESPIE

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

KNOW ALL MEN by these presents, that EDITH E. HOLIDAY does hereby make, constitute and appoint Raymond Barrette and George J. Gillespie, III, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of February 2005.


                                               /s/ EDITH E. HOLIDAY

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

KNOW ALL MEN by these presents, that FRANK A. OLSON does hereby make, constitute and appoint Raymond Barrette and George J. Gillespie, III, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of February 2005.


                                               /s/ FRANK A. OLSON

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

KNOW ALL MEN by these presents, that LOWNDES A. SMITH does hereby make, constitute and appoint Raymond Barrette and George J. Gillespie, III, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of February 2005.


                                               /s/ LOWNDES A. SMITH

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

KNOW ALL MEN by these presents, that JOSEPH S. STEINBERG does hereby make, constitute and appoint Raymond Barrette and George J. Gillespie, III, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of February 2005.


                                               /s/ JOSEPH S. STEINBERG

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

KNOW ALL MEN by these presents, that ARTHUR ZANKEL does hereby make, constitute and appoint Raymond Barrette and George J. Gillespie, III, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of February 2005.


                                               /s/ ARTHUR ZANKEL